Supplement to
Combined Prospectus and Proxy Statement

Dated October 11, 2018

Transfer of all of the Assets and Liabilities of the
Hatteras Alpha Hedged Strategies Fund, a series of
Trust for Advisor Solutions
By and in Exchange for Shares of the
Staar Disciplined Strategies Fund, a series of
Staar Investment Trust

The purpose of this supplement is to make changes to the Combined Prospectus and Proxy Statement, describing the proposed reorganization of the Hatteras Alpha Strategies Fund, a series of Trust for Advisor Solutions into the Staar Disciplined Strategies Fund, a series of Staar Investment Trust, to provide an updated voting requirement to approve the proposal.  Due to the newly approved voting requirement, the following changes are made to the Combined Prospectus and Proxy Statement:
(1)       In the section, "Synopsis" – "How will shareholder voting be handled?", the last sentence of the first paragraph is deleted and replaced with the following:
Approval of the Reorganization by the Target Fund requires approval by vote of "a majority of the outstanding shares" of the Target Fund.  A vote of "a majority of the outstanding shares" of the Target Fund means the vote of (i) 67% or more of the Target Fund's shares present at the meeting, if more than 50% of the outstanding shares of the Target Fund are present or represented by proxy, or (ii) more than 50% of the Target Fund's outstanding shares, whichever is less.
(2)       In the section, "Voting Information" – "Required Vote for the Proposal," the first sentence of the first paragraph is deleted and replaced with the following:
Approval of the Reorganization Plan by and between the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will require the affirmative vote of "a majority of the outstanding shares" of the Target Fund, which means the vote of  (i) 67% or more of the Target Fund's shares present at the meeting, if more than 50% of the outstanding shares of the Target Fund are present or represented by proxy, or (ii) more than 50% of the Target Fund's outstanding shares, whichever is less.
If you have not already done so, please take the time to review the entire Combined Prospectus and Proxy Statement and vote NOW!  Whether or not you plan to attend the adjourned shareholder meeting on December 21, 2018, please vote your shares by mail, by telephone or via the Internet.  If you determine at a later date that you wish to attend the meeting in person, you may revoke your proxy and vote in person. If you have already voted and wish to revoke your proxy and vote a new proxy, please call 866-342-8763 to request a new proxy card.
Thank you for your prompt attention and participation.

Supplement dated December 4, 2018